U. S. SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): April 15, 2002

                  CLARITI TELECOMMUNICATIONS INTERNATIONAL LTD.
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               (Exact name of Registrant as specified in charter)


     Delaware                     0-31729                     23-2498715
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   (State or other             (Commission                  (IRS Employer
   jurisdiction of             File Number)                 Identification
   incorporation)                                           Number)


     1341 N. Delaware Avenue, Suite 300, Philadelphia, Pennsylvania 19125
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         (Address of principal executive offices)              (Zip Code)


                                215-291-1700
                                ------------
           (Registrant's telephone number, including area code)


                               Not Applicable
                               --------------
         (Former name or former address, if changed since last report)




















Item 5. Other Events

     On April 15, 2002, Peter S. Pelullo resigned as President and Chief Executive Officer as well as a member of the Board of Directors of Clariti Telecommunications International, Ltd.("the Company"). Also, On April 15, 2002, Ernest J. Cimadamore resigned as Secretary and Senior Vice President of the Company.

Abraham Carmel has been appointed as Chairman of the Board of Directors of the Company. Mr. Carmel has been a Director of the Company since October 1999 and will also assume the title of President, Chief Executive Officer and Treasurer. The Company has also appointed Stuart W. Settle, Esq. and Ian Tromans to its Board of Directors. Mr. Settle will also serve as Secretary of the Company.

The Board of Directors now includes the following members: Stuart W. Settle, Esq., Ian Tromans and Abraham Carmel as the Chairman.



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                                 Signature
                                 ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 CLARITI TELECOMMUNICATIONS
                                                 INTERNATIONAL, LTD.
                                                 (Registrant)

April 15, 2002

                                                 By: s/Michael McAnulty
                                                     --------------------
                                                     Michael McAnulty
                                                     Vice President of Finance




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